UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 24, 2018

CATALYST PHARMACEUTICALS, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-33057	76-0837053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

355 Alhambra Circle Suite 1250 Coral Gables, Florida		33134
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 420-3200

Not Applicable

Former Name or Former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Company’s 2018 Annual Meeting of Stockholders held on May 24, 2018, Patrick J. McEnany, Philip H. Coelho, Charles B. O’Keeffe, David S. Tierney, Richard J. Daly and Donald A. Denkhaus were elected to the Company’s Board of Directors to serve until the 2019 Annual Meeting of Stockholders or until their successor is duly elected and qualified, or until their earlier death, resignation or removal.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 24, 2018, the Company held its Annual Meeting of Stockholders at the Hyatt Regency Coral Gables, 50 Alhambra Plaza, Coral Gables, Florida. The final voting results on the matters considered at the meeting are as follows:

1.    Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-Votes
Patrick J. McEnany	56,319,489	538,152	35,512,763
Philip H. Coelho	54,188,253	2,669,388	35,512,763
Charles B. O’Keeffe	56,194,003	663,638	35,512,763
David S. Tierney	56,196,252	661,389	35,512,763
Richard J. Daly	56,351,967	505,674	35,512,763
Donald A. Denkhaus	56,411,555	446,086	35,512,763

2.    Approval of the Company’s 2018 Stock Incentive Plan

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
55,647,191	1,098,106	112,344	35,512,763

3.    Approval, on an advisory basis, of the 2017 compensation of the Company’s Named Executive Officers:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
56,081,983	665,123	110,535	35,512,763

4.	Ratification of the selection of Grant Thornton, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018:

Votes For	Votes Against	Votes Abstained
91,722,647	268,597	379,160

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

10.1	Catalyst Pharmaceuticals, Inc. 2018 Stock Incentive Plan (incorporated by reference to Annex A to the Company’s 2018 Annual Meeting Proxy Statement dated April 17, 2018.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Catalyst Pharmaceuticals, Inc.

By:	/s/ Alicia Grande
Alicia Grande
Vice President, Treasurer and Chief Financial Officer

Dated: May 25, 2018

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